                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ________________________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 13, 2002



                              Susquehanna Media Co.
               (Exact name of registrant as specified in charter)


      Delaware                       333-80523                  23-2722964
(State of other jurisdiction        (Commission                (IRS employer
 of incorporation)                  file number)            identification no.)

                             140 East Market Street
                            York, Pennsylvania 17401
                                 (717) 848-5500
                    (Address of principal executive offices,)
              (zip code and telephone number, including area code)

ITEM 9.  REGULATION FD DISCLOSURE

     The information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The furnishing of this report is not intended to constitute a determination by Susquehanna Media Co. that the information is material or that the dissemination of the information is required by Regulation FD.

     On August 13, 2002, the registrant filed with the Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002 accompanied by the certifications of Peter P. Brubaker, the registrant's president and CEO, and John L. Finlayson, the registrant's chief financial officer, required pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibits
99.1 and 99.2.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               SUSQUEHANNA MEDIA CO.


Date:  August 13, 2002                         By:  /s/ Peter P. Brubaker
                                                  -----------------------
                                                  Peter P. Brubaker
                                                  President and CEO

                                  EXHIBIT INDEX

99.1     Section 906 Certificate of President and CEO
99.2     Section 906 Certificate of Chief Financial Officer